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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 5, 2004


                              DIOMED HOLDINGS, INC.


               DELAWARE                         000-32045                             84-1480636
    (State or other jurisdiction of     (Commission File Number)           (IRS Employer Identification No.)
            incorporation)


                       1 DUNDEE PARK
                        ANDOVER, MA                                                   01810
         (Address of Principal Executive Offices)                                   (Zip Code)

       Registrant's telephone number, including area code: (978-475-7771)

                                 NOT APPLICABLE
           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.
           ---------------------------------------

On October 29, 2004, Diomed Holdings, Inc. (the "Company") filed a Current Report on Form 8-K with the U.S. Securities and Exchange Commission reporting, among other things, that on October 25, 2004, the Company had completed the sale of $7,000,000 aggregate principal amount of its Variable Rate Convertible Debentures (the "Debentures"), 2,362,420 shares of its common stock and warrants to purchase 3,013,671 shares of its common stock to accredited investors in a private placement financing transaction in which the Company received gross proceeds of $10,614,503, which will be used for general working capital purposes.

The identities of the purchasers of the Debentures and the related common stock purchase warrants were as follows:

                                            Aggregate Principal        Common Stock Purchase
                Name                            Amount                        Warrants
-------------------------------------- ------------------------------ -------------------------
Omicron Master Trust                           $ 5,500,000                      1,439,791
Iroquois Capital L.P.                              500,000                        130,890
Cranshire Capital L.P.                           1,000,000                        261,780

The identities of the purchasers of the shares of common stock and the related common stock purchase warrants were as follows:

                      Name                             Aggregate Number of         Common Stock Purchase
                                                         Shares Purchased                 Warrants
------------------------------------------------- ------------------------------ ---------------------------
Galleon Healthcare Partners, L.P.                             150,000                         75,000
Galleon Healthcare Offshore, Ltd.                           1,000,000                        500,000
ProMed Partners, L.P.                                         232,181                        116,091
ProMed Partners II, L.P.                                       55,946                         27,973
ProMed Offshore Fund, Ltd.                                     38,671                         19,335
J. Steven Emerson IRA RO II                                   163,400                         81,700
Sedna Partners L.P.                                           325,000                        162,500
Woodmont Investments Limited                                  175,000                         87,500
Bristol Investment Fund, Ltd.                                 222,222                        111,111

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                DIOMED HOLDINGS, INC.
                                (Registrant)

Date:    November 5, 2004       By:     /s/  JAMES A. WYLIE, JR.
                                       --------------------------
                                Name:  James A. Wylie, Jr.
                                Title: President and Chief Executive Officer